                         Capital Advisory Partners, LLC
                             50 Broadway, Suite 2300
                            New York, New York 10004


                                                                    May 16, 2000

Freeman Enterprises, Inc.
50 Broadway, Suite 2300
New York, NY 10004

         Re: Lock Up Agreement with Freeman Enterprises, Inc.

Gentlemen:

         As part of the sale of the shares of Common Stock of Freeman Enterprises, Inc. (the "Company") to the undersigned, Capital Advisory Partners, LLC (the "Holder"), the Holder hereby represents, warrants, covenants and agrees, for the benefit of the Company and any holders of record (the "third party beneficiaries") of the Company's outstanding securities, including the Company's Common Stock, $.0001 par value (the "Stock") at the date hereof and during the pendency of this letter agreement that the Holder will not transfer, sell, contract to sell, devise, gift, assign, pledge, hypothecate, distribute or grant any option to purchase or otherwise dispose of, directly or indirectly, its shares of Stock of the Company owned beneficially or otherwise by the Holder except in connection with or following completion of a merger, acquisition or other transaction by the Company resulting in the Company no longer being classified as a blank check company as defined in the registration statement of the Company filed on Form 10-SB.

         Any attempted sale, transfer or other disposition in violation of this letter agreement shall be null and void.

         The Holder further agrees that the Company (i) may instruct its transfer agent not to transfer such securities (ii) may provide a copy of this letter agreement to the Company's transfer agent for the purpose of instructing the Company's transfer agent to place a legend on the certificate(s) evidencing the securities subject hereto and disclosing that any transfer, sale, contract for sale, devise, gift, assignment, pledge or hypothecation of such securities is subject to the terms of this letter agreement and (iii) may issue stop-transfer instructions to its transfer agent for the period contemplated by this letter agreement for such securities.

         This letter agreement shall be binding upon the Holder, its agents, heirs, successors, assigns and beneficiaries.

         Any waiver by the Company of any of the terms and conditions of this letter agreement in any instance must be in writing and must be duly executed by the Company and the Holder and shall not be deemed or construed to be a waiver of such term or condition for the future, or of any subsequent breach thereof.

         The Holder agrees that any breach of this letter agreement will cause the Company and the third party beneficiaries irreparable damage for which there is no adequate remedy at law. If there is a reach or threatened breach of this letter agreement by the Holder, the Holder hereby agrees that the Company and the third party beneficiaries shall be entitled to the issuance of an immediate injunction without notice to restrain the breach or threatened breach. The Holder also agrees that the Company and all third party beneficiaries shall be entitled to pursue any other remedies for such a breach or threatened breach, including a claim for money damages.

         Agreed and accepted this 16th day of May, 2000.


                                          Capital Advisory Partners, LLC


                                          By: /s/ Patricia A. Meding
                                             -----------------------------------
                                             Patricia A. Meding, Managing Member

                                   Finglas LLC
                            2535 Bethany Church Road
                            Alpharetta, Georgia 30004


                                                                    May 16, 2000

Freeman Enterprises, Inc.
50 Broadway, Suite 2300
New York, NY 10004

         Re: Lock Up Agreement with Freeman Enterprises, Inc.

Gentlemen:

         As part of the sale of the shares of Common Stock of Freeman Enterprises, Inc. (the "Company") to the undersigned, Finglas LLC (the "Holder"), the Holder hereby represents, warrants, covenants and agrees, for the benefit of the Company and any holders of record (the "third party beneficiaries") of the Company's outstanding securities, including the Company's Common Stock, $.0001 par value (the "Stock") at the date hereof and during the pendency of this letter agreement that the Holder will not transfer, sell, contract to sell, devise, gift, assign, pledge, hypothecate, distribute or grant any option to purchase or otherwise dispose of, directly or indirectly, its shares of Stock of the Company owned beneficially or otherwise by the Holder except in connection with or following completion of a merger, acquisition or other transaction by the Company resulting in the Company no longer being classified as a blank check company as defined in the registration statement of the Company filed on Form 10-SB.

         Any attempted sale, transfer or other disposition in violation of this letter agreement shall be null and void.

         The Holder further agrees that the Company (i) may instruct its transfer agent not to transfer such securities (ii) may provide a copy of this letter agreement to the Company's transfer agent for the purpose of instructing the Company's transfer agent to place a legend on the certificate(s) evidencing the securities subject hereto and disclosing that any transfer, sale, contract for sale, devise, gift, assignment, pledge or hypothecation of such securities is subject to the terms of this letter agreement and (iii) may issue stop-transfer instructions to its transfer agent for the period contemplated by this letter agreement for such securities.

         This letter agreement shall be binding upon the Holder, its agents, heirs, successors, assigns and beneficiaries.

         Any waiver by the Company of any of the terms and conditions of this letter agreement in any instance must be in writing and must be duly executed by the Company and the Holder and shall not be deemed or construed to be a waiver of such term or condition for the future, or of any subsequent breach thereof.

         The Holder agrees that any breach of this letter agreement will cause the Company and the third party beneficiaries irreparable damage for which there is no adequate remedy at law. If there is a reach or threatened breach of this letter agreement by the Holder, the Holder hereby agrees that the Company and the third party beneficiaries shall be entitled to the issuance of an immediate injunction without notice to restrain the breach or threatened breach. The Holder also agrees that the Company and all third party beneficiaries shall be entitled to pursue any other remedies for such a breach or threatened breach, including a claim for money damages.

         Agreed and accepted this 16th day of May, 2000.


                                           Finglas LLC


                                           By: /s/ Irwin Goodman
                                              ----------------------------------
                                              Irwin Goodman, Managing Member

                               Kilkenny Group LLC
                          420 E. 79th Street, Apt. 12-d
                            New York, New York 10021


                                                                    May 16, 2000

Freeman Enterprises, Inc.
50 Broadway, Suite 2300
New York, NY 10004

         Re: Lock Up Agreement with Freeman Enterprises, Inc.

Gentlemen:

         As part of the sale of the shares of Common Stock of Freeman Enterprises, Inc. (the "Company") to the undersigned, Kilkenny Group LLC (the "Holder"), the Holder hereby represents, warrants, covenants and agrees, for the benefit of the Company and any holders of record (the "third party beneficiaries") of the Company's outstanding securities, including the Company's Common Stock, $.0001 par value (the "Stock") at the date hereof and during the pendency of this letter agreement that the Holder will not transfer, sell, contract to sell, devise, gift, assign, pledge, hypothecate, distribute or grant any option to purchase or otherwise dispose of, directly or indirectly, its shares of Stock of the Company owned beneficially or otherwise by the Holder except in connection with or following completion of a merger, acquisition or other transaction by the Company resulting in the Company no longer being classified as a blank check company as defined in the registration statement of the Company filed on Form 10-SB.

         Any attempted sale, transfer or other disposition in violation of this letter agreement shall be null and void.

         The Holder further agrees that the Company (i) may instruct its transfer agent not to transfer such securities (ii) may provide a copy of this letter agreement to the Company's transfer agent for the purpose of instructing the Company's transfer agent to place a legend on the certificate(s) evidencing the securities subject hereto and disclosing that any transfer, sale, contract for sale, devise, gift, assignment, pledge or hypothecation of such securities is subject to the terms of this letter agreement and (iii) may issue stop-transfer instructions to its transfer agent for the period contemplated by this letter agreement for such securities.

         This letter agreement shall be binding upon the Holder, its agents, heirs, successors, assigns and beneficiaries.

         Any waiver by the Company of any of the terms and conditions of this letter agreement in any instance must be in writing and must be duly executed by the Company and the Holder and shall not be deemed or construed to be a waiver of such term or condition for the future, or of any subsequent breach thereof.

         The Holder agrees that any breach of this letter agreement will cause the Company and the third party beneficiaries irreparable damage for which there is no adequate remedy at law. If there is a reach or threatened breach of this letter agreement by the Holder, the Holder hereby agrees that the Company and the third party beneficiaries shall be entitled to the issuance of an immediate injunction without notice to restrain the breach or threatened breach. The Holder also agrees that the Company and all third party beneficiaries shall be entitled to pursue any other remedies for such a breach or threatened breach, including a claim for money damages.

         Agreed and accepted this 16th day of May, 2000.


                                          Kilkenny Group LLC


                                          By: /s/ Judith Adler
                                             -----------------------------------
                                             Judith Adler, Managing Member

                                  Monkstown LLC
                           404 Crabapple Springs Court
                            Woodstock, Georgia 30188


                                                                    May 16, 2000

Freeman Enterprises, Inc.
50 Broadway, Suite 2300
New York, NY 10004

         Re: Lock Up Agreement with Freeman Enterprises, Inc.

Gentlemen:

         As part of the sale of the shares of Common Stock of Freeman Enterprises, Inc. (the "Company") to the undersigned, Monkstown LLC (the "Holder"), the Holder hereby represents, warrants, covenants and agrees, for the benefit of the Company and any holders of record (the "third party beneficiaries") of the Company's outstanding securities, including the Company's Common Stock, $.0001 par value (the "Stock") at the date hereof and during the pendency of this letter agreement that the Holder will not transfer, sell, contract to sell, devise, gift, assign, pledge, hypothecate, distribute or grant any option to purchase or otherwise dispose of, directly or indirectly, its shares of Stock of the Company owned beneficially or otherwise by the Holder except in connection with or following completion of a merger, acquisition or other transaction by the Company resulting in the Company no longer being classified as a blank check company as defined in the registration statement of the Company filed on Form 10-SB.

         Any attempted sale, transfer or other disposition in violation of this letter agreement shall be null and void.

         The Holder further agrees that the Company (i) may instruct its transfer agent not to transfer such securities (ii) may provide a copy of this letter agreement to the Company's transfer agent for the purpose of instructing the Company's transfer agent to place a legend on the certificate(s) evidencing the securities subject hereto and disclosing that any transfer, sale, contract for sale, devise, gift, assignment, pledge or hypothecation of such securities is subject to the terms of this letter agreement and (iii) may issue stop-transfer instructions to its transfer agent for the period contemplated by this letter agreement for such securities.

         This letter agreement shall be binding upon the Holder, its agents, heirs, successors, assigns and beneficiaries.

         Any waiver by the Company of any of the terms and conditions of this letter agreement in any instance must be in writing and must be duly executed by the Company and the Holder and shall not be deemed or construed to be a waiver of such term or condition for the future, or of any subsequent breach thereof.

         The Holder agrees that any breach of this letter agreement will cause the Company and the third party beneficiaries irreparable damage for which there is no adequate remedy at law. If there is a reach or threatened breach of this letter agreement by the Holder, the Holder hereby agrees that the Company and the third party beneficiaries shall be entitled to the issuance of an immediate injunction without notice to restrain the breach or threatened breach. The Holder also agrees that the Company and all third party beneficiaries shall be entitled to pursue any other remedies for such a breach or threatened breach, including a claim for money damages.

         Agreed and accepted this 16th day of May, 2000.


                                            Monkstown LLC


                                            By: /s/ Ben Giacchino
                                               ---------------------------------
                                               Ben Giacchino, Managing Member

                                   Rathgar LLC
                             215 Forest Haven Drive
                          Slingerlands, New York 12159


                                                                    May 16, 2000

Freeman Enterprises, Inc.
50 Broadway, Suite 2300
New York, NY 10004

         Re: Lock Up Agreement with Freeman Enterprises, Inc.

Gentlemen:

         As part of the sale of the shares of Common Stock of Freeman Enterprises, Inc. (the "Company") to the undersigned, Rathgar LLC (the "Holder"), the Holder hereby represents, warrants, covenants and agrees, for the benefit of the Company and any holders of record (the "third party beneficiaries") of the Company's outstanding securities, including the Company's Common Stock, $.0001 par value (the "Stock") at the date hereof and during the pendency of this letter agreement that the Holder will not transfer, sell, contract to sell, devise, gift, assign, pledge, hypothecate, distribute or grant any option to purchase or otherwise dispose of, directly or indirectly, its shares of Stock of the Company owned beneficially or otherwise by the Holder except in connection with or following completion of a merger, acquisition or other transaction by the Company resulting in the Company no longer being classified as a blank check company as defined in the registration statement of the Company filed on Form 10-SB.

         Any attempted sale, transfer or other disposition in violation of this letter agreement shall be null and void.

         The Holder further agrees that the Company (i) may instruct its transfer agent not to transfer such securities (ii) may provide a copy of this letter agreement to the Company's transfer agent for the purpose of instructing the Company's transfer agent to place a legend on the certificate(s) evidencing the securities subject hereto and disclosing that any transfer, sale, contract for sale, devise, gift, assignment, pledge or hypothecation of such securities is subject to the terms of this letter agreement and (iii) may issue stop-transfer instructions to its transfer agent for the period contemplated by this letter agreement for such securities.

         This letter agreement shall be binding upon the Holder, its agents, heirs, successors, assigns and beneficiaries.

         Any waiver by the Company of any of the terms and conditions of this letter agreement in any instance must be in writing and must be duly executed by the Company and the Holder and shall not be deemed or construed to be a waiver of such term or condition for the future, or of any subsequent breach thereof.

         The Holder agrees that any breach of this letter agreement will cause the Company and the third party beneficiaries irreparable damage for which there is no adequate remedy at law. If there is a reach or threatened breach of this letter agreement by the Holder, the Holder hereby agrees that the Company and the third party beneficiaries shall be entitled to the issuance of an immediate injunction without notice to restrain the breach or threatened breach. The Holder also agrees that the Company and all third party beneficiaries shall be entitled to pursue any other remedies for such a breach or threatened breach, including a claim for money damages.

         Agreed and accepted this 16th day of May, 2000.


                                        Rathgar LLC


                                        By: /s/ Dr. Stuart Erner
                                           -------------------------------------
                                           Dr. Stuart Erner, Managing Member